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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 18, 1998
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                        MICROELECTRONIC PACKAGING, INC.
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              (Exact name of registrant as specified in charter)


        CALIFORNIA                  0-23562                     94-3142624
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(State or other Jurisdiction      (Commission                  (IRS Employer
   of Incorporation)              File Number)              Identification No.)


            9577 CHESAPEAKE DRIVE, SAN DIEGO, CALIFORNIA      92123
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             (Address of principal executive offices)       Zip Code


Registrant's telephone number, including area code:  (619) 292-7000
                                                     --------------


                      9350 Trade Place, San Diego, CA 92126
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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS
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     In connection with the restatement of financial statements, the Company issued the enclosed press release dated March 18, 1998.

ITEM 7.   EXHIBITS
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     A copy of the Company's press release announcing the restatement of financial statements is attached hereto as Exhibit 99.1 and incorporated herein by reference.



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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Microelectronic Packaging, Inc.
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                                              (Registrant)

March 18, 1998                       By: /s/ Denis J. Trafecanty
                                        --------------------------------
                                        Name:  Denis J. Trafecanty
                                        Title: Senior Vice President and
                                               Chief Financial Officer

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                        MICROELECTRONIC PACKAGING, INC.

                                 EXHIBIT INDEX

                                  TO FORM 8-K

     Exhibit No.     Description
     -----------     -----------
         99.1        Press Release dated March 18, 1998



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